ITEM 12 (B).  EXHIBITS.


                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


          INTERMEDIATE-TERM BOND FUND        SCIENCE & TECHNOLOGY FUND
          FIRST START GROWTH FUND            INCOME STOCK FUND
          SHORT-TERM BOND FUND               GROWTH & INCOME FUND
          AGGRESSIVE GROWTH FUND             INCOME FUND
          GROWTH FUND                        MONEY MARKET FUND
          CAPITAL GROWTH FUND                VALUE FUND
          HIGH-YIELD OPPORTUNITIES FUND      SMALL CAP STOCK FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:     September 30, 2010                 /S/ CHRISTOPHER W. CLAUS
          --------------------               --------------------------
                                              Christopher W. Claus
                                              President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


          INTERMEDIATE-TERM BOND FUND        SCIENCE & TECHNOLOGY FUND
          FIRST START GROWTH FUND            INCOME STOCK FUND
          SHORT-TERM BOND FUND               GROWTH & INCOME FUND
          AGGRESSIVE GROWTH FUND             INCOME FUND
          GROWTH FUND                        MONEY MARKET FUND
          CAPITAL GROWTH FUND                VALUE FUND
          HIGH-YIELD OPPORTUNITIES FUND      SMALL CAP STOCK FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:    September 30, 2010            /S/ ROBERTO GALINDO, JR.
         -------------------           -------------------------
                                        Roberto Galindo, Jr.
                                        Treasurer